UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2008

ALPHA INNOTECH CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-14257	58-1729436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Merced Street, San Leandro, California	94577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 483-9620

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 3, 2008, Alpha Innotech Corp. (the “Company”) entered into a Business Financing Agreement (the “Business Financing Agreement”) and a Borrower Agreement (the “Borrower Agreement”, and together with the Business Financing Agreement, the “Loan Agreements”) with Bridge Bank, National Association (“Bridge Bank”). The Company will use the proceeds from the loan for general corporate purposes and to retire certain of its other outstanding debt obligations.

Under the Loan Agreements, the Company may receive a maximum of $2,500,000 ($1,250,000 under the domestic accounts receivable facility and $1,250,000 under the foreign accounts receivable facility.)  The loan will have a term of twelve months, starting August 22, 2008.  The loan will have a finance charge equal to the prime rate listed in the Wall Street Journal plus 1.25% (the “Prime Rate”) annualized on the average daily financed amount outstanding.  The Prime Rate will float and will have a floor of 4.75%.  The Company may prepay the loan under the Loan Agreements in whole or in part at any time without penalty.

This loan is secured by all of the assets of the Company and is senior to all present and future debt and/or lien holders As a condition to funding under the Loan Agreements, the outstanding balance under the Loan and Security Agreement with BFI Business Finance dated March 9, 2004, as amended, will be repaid in full.  The Loan Agreements contain customary representations, warranties, affirmative covenants and events of default, as well as various negative covenants.

BroadOak Partners, LLC (“BroadOak”) has acted as a placement agent in connection with the Loan Agreement.  Per the terms of BroadOak engagement, the Company will pay to BroadOak $50,000 in cash.  William Snider, a director of the Company, is a managing partner of BroadOak.

The foregoing descriptions of the Loan Agreements do not purport to be complete and are qualified in their entirety by reference to such agreements, which are attached, respectively, as Exhibits 10.17 and 10.18 to this Current Report on Form 8-K, and are incorporated by reference.

Item 1.02                      Termination of a Material Definitive Agreement.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 1.02.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits:

Exhibit No.	Document
10.17	Business Financing Agreement
10.18	Borrower Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA INNOTECH CORP.

Date:        September 5, 2008                                               By:           /s/ Michael Henighan
                                Michael Henighan
Chief Financial Officer